Exhibit 10.3

CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO
FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of February 12, 2024, is entered into by and among BRIDGEBIO PHARMA, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and BLUE OWL CAPITAL CORPORATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, certain Subsidiaries of the Borrower from time to time party as guarantors (the “Guarantors”), the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Financing Agreement, dated as of January 17, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from to time to time, the “Financing Agreement”);

WHEREAS, the parties hereto wish to make certain amendments to the Financing Agreement as set forth herein;

WHEREAS, the Administrative Agent and each of the Lenders party hereto (collectively constituting the Required Lenders under the Financing Agreement as of the date hereof) are willing, on the terms and subject to the conditions set forth below, to consent to the amendments to the Financing Agreement set forth herein; and

WHEREAS, in connection with, and immediately after, the execution of this Amendment, an Assignment and Assumption Agreement will be entered into by the Lenders party thereto, as assignors, and CPPIB Credit Investments III Inc. (“CPPIB”), as assignee, pursuant to which (i) each such Lender will assign its interests in the Term Loans to CPPIB (as more fully set forth in such Assignment and Assumption Agreement) and (ii) CPPIB will become a Lender under the Financing Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Financing Agreement, the parties hereto agree as follows:

Section 1.
Definitions. All capitalized terms used but not otherwise defined herein (including, without limitation, in the preamble and recitals hereto) are used as defined in the Financing Agreement.
Section 2.
Amendments to the Financing Agreement. As of the First Amendment Effective Date (as defined below), the Financing Agreement is hereby amended (with retroactive effect to January 17, 2024) as follows:
2.1.
Section 1.1 of the Financing Agreement is hereby amended by:

2.1.1
Amending and restating clause (ii) of the second paragraph of the definition of “Asset Sale” in its entirety as follows:

“(ii) (x) the use or transfer of Cash or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents or (y) the sale or liquidation of Investments held in the Designated Securities Account, including any sales made after the Closing Date and/or upon the closing of such account;”

2.1.2
Deleting the phrase “clauses (a) and (r) above” appearing in the last sentence of the definition of “Permitted Liens” and replacing it with the following: “clauses (a), (r) and (v) above”.
2.1.3
Deleting the phrase “Closing Date” appearing in clause (a) and clause (b) of the definition of “Disqualified Institution” and, in each case, replacing it with the following: “First Amendment Effective Date”.
2.1.4
Amending and restating clause (f) of the definition of “Permitted Investments” in its entirety as follows:

“(f) Investments existing on the Closing Date and described on Schedule 6.7; provided, that, as of the First Amendment Effective Date, the Investments listed [***] of Schedule 6.7 shall cease to be permitted under this clause (f);”

2.1.5
(i) Deleting the phrase “and” appearing at the end of clause (r) of the definition of “Permitted Investments”, (ii) deleting the “.” appearing at the end of clause (s) of such definition and replacing it with “; and” and (iii) adding a new clause (t) thereafter as follows:

“(t) (x) purchases of securities under the Designated Securities Account occurring after the Closing Date and prior to the First Amendment Effective Date to the extent purchased with proceeds of the Investments held in the Designated Securities Account as of the Closing Date and (y) subject to compliance with Section 4 of the First Amendment, Investments held in the Designated Securities Account, which shall be limited to (i) the Investments held therein as of the First Amendment Effective Date and (ii) any proceeds of such Investments described in the foregoing subclause (i) in the form of cash or Cash Equivalents.”

2.1.6
Adding the following defined terms in appropriate alphabetical order:

“Designated Securities Account” means the Initial Designated Securities Account or the Replacement Designated Securities Account, as applicable.

“First Amendment” means that certain First Amendment to Financing Agreement, dated as of February 12, 2024, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Initial Designated Securities Account” has the meaning assigned to such term in the First Amendment.

“Latest Maturity Date” means, as of any date of determination, the latest maturity date applicable to any Term Loan hereunder as of such date.

“Replacement Designated Securities Account” has the meaning assigned to such term in the First Amendment.

2.2.
Section 2.12(f) of the Financing Agreement is hereby amended by deleting the phrase “with a Term Loan Commitment” appearing in clause fourth and clause seventh thereof.
2.3.
Section 2.21 of the Financing Agreement is hereby deleted in its entirety and replaced as follows:

“Section 2.21 Incremental Term Loans. The Borrower may, from time to time after the Closing Date, with the prior written consent of the Administrative Agent, on one or more occasions request additional term loans (“Incremental Term Loans”) by delivering notice to the Administrative Agent at [***] prior to the requested Credit Date identifying the amount of Incremental Term Loans so requested; provided, however, that:

(a) the aggregate amount of all such Incremental Term Loans shall not exceed $300,000,000;

(b) the Lenders making such Incremental Term Loans have received investment committee approval (in such investment committee’s sole discretion) with respect thereto, and no Lender shall be obligated to provide any Incremental Term Loan Commitments or fund any Incremental Term Loan without its consent;

(c) any such Incremental Term Loan shall be in an amount not less than $[***] (or such lesser amount then agreed to by the Administrative Agent);

(d) the conditions precedent set forth in clauses (i) – (iii) of Section 3.2(a) of the Financing Agreement shall have been satisfied as of the date such Incremental Term Loans are incurred (it being understood and agreed that the incurrence of such Incremental Term Loans shall not be subject to any other conditions precedent set forth in Section 3.2(a) of the Financing Agreement, except to the extent agreed to by the Borrower and the Lenders providing such Incremental Term Loans);

(e) the terms and conditions with respect to any such Incremental Term Loans (including any fees payable in connection therewith) shall be set forth in the applicable Incremental Amendment with respect thereto; provided, however, that:

(i) the final maturity date of such Incremental Term Loans shall be no earlier than the Latest Maturity Date of the then outstanding Term Loans;

(ii) the Weighted Average Life to Maturity of such Incremental Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of the then outstanding Term Loans (determined without giving effect to any prepayments that reduce amortization or that would otherwise modify the Weighted Average Life to Maturity);

(iii) such Incremental Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments of the Term Loans;

(iv) such Incremental Term Loans (A) shall rank pari passu in right of payment and with respect to security with the Obligations, (B) may not be secured by any assets other than the Collateral and (C) may not be guaranteed by any Person that is not a Loan Party;

(v) except as otherwise expressly permitted in this Section 2.21 (and except for any terms and conditions with respect to any Incremental Term Loans that are applicable only after the Latest Maturity Date of the then outstanding Term Loans), the terms and conditions with respect to any Incremental Term Loans shall not be (A) materially more favorable to the Lenders of such Incremental Term Loans than the existing terms and conditions contained in the Loan Documents that apply to the Lenders of the then outstanding Term Loans (unless such existing terms and conditions contained in the Loan Documents are amended so as to conform to the materially more favorable terms and conditions that apply to the Lenders of the Incremental Term Loans) or (B) materially adverse to the Lenders of the then outstanding Term Loans (in their capacity as such Lenders); and

(f) the commitments in respect of such Incremental Term Loans (the “Incremental Term Loan Commitments”) shall become Term Loan Commitments hereunder pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each existing Lender agreeing to provide such Term Loan Commitment, if any, each additional Lender agreeing to provide such Commitment, if any, and the Administrative Agent. Except as otherwise required by this Section 2.21, any such Incremental Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.21.”

2.4.
Section 5.13(a) of the Financing Agreement is hereby amended by deleting the phrase “each Loan shall” appearing in the first sentence thereof and replacing it with the following: “each Loan Party shall”.
2.5.
Section 6.16 of the Financing Agreement is hereby amended by adding the following sentences at the end thereof:

“The Designated Securities Account shall not hold any assets other than the Permitted Investments described in clause (t) of the definition thereof. Investments in equity securities issued by public companies shall be limited to Investments held in the Designated Securities Account.”

2.6.
Section 9.13 of the Financing Agreement is hereby amended by adding the following sentence at the end thereof:

“This Section 9.13 has been included solely for Dutch law purposes and shall be governed by, and construed in accordance with, the laws of The Netherlands.”

Section 3.
Conditions Precedent. Section 2 hereof shall become effective on the date on which the Administrative Agent receives a counterpart (or counterparts) to this Amendment, duly executed and delivered by each of the parties hereto (such date, the “First Amendment Effective Date”).
Section 4.
Conditions Subsequent. The Loan Parties shall:
4.1.
within [***] of the First Amendment Effective Date (or such later date as the Administrative Agent shall agree to in its reasonable discretion), close the account maintained by BB Square Holdings, LLC with Jefferies Finance LLC ending in [***] (the “Initial Designated Securities Account”); and

4.2.
to the extent BB Square Holdings, LLC opens a replacement Securities Account for the purpose of holding any Investments held in the Initial Designated Securities Account (such replacement account, the “Replacement Designated Securities Account”), deliver to the Administrative Agent, prior to or concurrently upon transferring any such assets to such account, a Control Agreement over such Replacement Designated Securities Account.

Failure by the Loan Parties to so perform the conditions subsequent set forth in this Section 4 as and when required by the terms set forth in this Section 4, shall constitute an Event of Default.

Section 5.
Miscellaneous.
5.1.
Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Financing Agreement and the other Loan Documents shall be deemed to include this Amendment.
5.2.
References to the Financing Agreement. Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Financing Agreement as amended hereby, and each reference in the other Loan Documents or in any other document, instrument or agreement executed and/or delivered in connection with the Financing Agreement to “Financing Agreement”, “thereunder”, “thereof” or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as amended hereby.
5.3.
Reaffirmation of Obligations. Each of the Loan Parties (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) reaffirms all of its obligations under the Loan Documents to which it is a party and acknowledges and agrees that all of its obligations under the Loan Documents to which it is a party remain in full force and effect on a continuous basis, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any of the Loan Party’s obligations under the Loan Documents to which it is a party and do not constitute a novation of such obligations.
5.4.
Reaffirmation of Security Interests. Each of the Loan Parties (a) affirms that each of the Liens granted, and each of the guaranties made, in or pursuant to the Loan Documents are valid and subsisting, (b) acknowledges and agrees that the grants of security interests by and the guaranties of the Guarantors contained in the Financing Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (c) acknowledges and agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens or security interests granted, or any of the guaranties made, in or pursuant to the Loan Documents.
5.5.
No Other Changes. Except as specifically amended by this Amendment, the Financing Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
5.6.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Financing Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.
5.7.
Governing Law. This Amendment AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND

ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
5.8.
Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the purposes of this Section 5.8, “electronic signature” shall be construed so as to include the electronic signature of each witness, if any, of an electronic signature used to execute this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BRIDGEBIO PHARMA, INC., as the Borrower

By:	/s/ Neil Kumar
Name: Neil Kumar
Title: President

BRIDGEBIO PHARMA LLC, as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
BRIDGEBIO SERVICES INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
EIDOS THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
PHOENIX TISSUE REPAIR, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President

[Signature Page to First Amendment to Financing Agreement]

ADRENAS THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: Treasurer
QED THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
ORIGIN BIOSCIENCES, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
CALCILYTIX THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
ML BIO SOLUTIONS INC., as a Guarantor Subsidiary By: /s/ Christine Siu Name: Christine Siu Title: President

[Signature Page to First Amendment to Financing Agreement]

BRIDGEBIO GENE THERAPY LLC, as a Guarantor Subsidiary By: /s/ Eric David Name: Eric David Title: Chief Executive Officer
BRIDGEBIO CHEMISTRY, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
THERAS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
BRIDGEBIO GENE THERAPY RESEARCH, INC., as a Guarantor Subsidiary By: /s/ Eric David Name: Eric David Title: Chief Executive Officer
CANTERO THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Thomas Trimarchi Name: Thomas Trimarchi Title: President

[Signature Page to First Amendment to Financing Agreement]

COA THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Thomas Trimarchi Name: Thomas Trimarchi Title: President
CYAN THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Thomas Trimarchi Name: Thomas Trimarchi Title: President
DTD THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
FERRO THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Thomas Trimarchi Name: Thomas Trimarchi Title: President
G PROTEIN THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President

[Signature Page to First Amendment to Financing Agreement]

MOLECULAR SKIN THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: Treasurer
NAVIRE PHARMA, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
PORTAL THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Thomas Trimarchi Name: Thomas Trimarchi Title: President
SUB21, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
SUB22, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President

[Signature Page to First Amendment to Financing Agreement]

VENTHERA, INC., as a Guarantor Subsidiary By: /s/ Thomas Trimarchi Name: Thomas Trimarchi Title: President
EULAMIN THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
SEN THERAPEUTICS, INC., as a Guarantor Subsidiary By: /s/ Neil Kumar Name: Neil Kumar Title: President
BB SQUARE CAPITAL, LLC, as a Guarantor Subsidiary By: /s/ Nikhilesh Chand Name: Nikhilesh Chand Title: Chief Executive Officer
BB SQUARE INVESTORS GP I, LLC, as a Guarantor Subsidiary By: /s/ Nikhilesh Chand Name: Nikhilesh Chand Title: Chief Executive Officer

[Signature Page to First Amendment to Financing Agreement]

BB SQUARE LP INVESTMENT, LLC, as a Guarantor Subsidiary By: /s/ Nikhilesh Chand Name: Nikhilesh Chand Title: Chief Executive Officer
BB SQUARE CAPITAL INVESTORS I, LP, as a Guarantor Subsidiary By: BB Square Investors GP I, LLC By: /s/ Nikhilesh Chand Name: Nikhilesh Chand Title: Chief Executive Officer
BB SQUARE HOLDINGS, LLC, as a Guarantor Subsidiary By: /s/ Nikhilesh Chand Name: Nikhilesh Chand Title: Chief Executive Officer
BRIDGEBIO INTERNATIONAL GMBH, as a Guarantor Subsidiary By: /s/ Hassan Samir Jaroudi Name: Hassan Samir Jaroudi Title: President of the Management
BRIDGEBIO EUROPE B.V., as a Guarantor Subsidiary By: /s/ Hassan Samir Jaroudi Name: Hassan Samir Jaroudi Title: Authorised Signatory

[Signature Page to First Amendment to Financing Agreement]

BLUE OWL CAPITAL CORPORATION,
as Administrative Agent By: Blue Owl Credit Advisors LLC, its Investment Advisor
By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

[Signature Page to First Amendment to Financing Agreement]

BLUE OWL CAPITAL CORPORATION
as a Lender By: Blue Owl Credit Advisors LLC, its Investment Advisor

By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

BLUE OWL CAPITAL CORPORATION II
as a Lender By: Blue Owl Credit Advisors LLC, its Investment Advisor

By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

BLUE OWL CAPITAL CORPORATION III
as a Lender By: Blue Owl Diversified Credit Advisors LLC, its Investment Advisor

By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

BLUE OWL CREDIT INCOME CORP.
as a Lender By: Blue Owl Credit Advisors LLC, its Investment Advisor

By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

[Signature Page to First Amendment to Financing Agreement]

BLUE OWL TECHNOLOGY FINANCE CORP.
as a Lender By: Blue Owl Technology Credit Advisors LLC, its Investment Advisor

By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

BLUE OWL TECHNOLOGY FINANCE CORP. II
as a Lender By: Blue Owl Technology Credit Advisors II LLC, its Investment Advisor

By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

BLUE OWL TECHNOLOGY INCOME CORP.
as a Lender By: Blue Owl Technology Credit Advisors II LLC, its Investment Advisor

By:	/s/ Meenal Mehta
Name: Meenal Mehta
Title: Authorized Signatory

[Signature Page to First Amendment to Financing Agreement]